UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2008

Legg Mason Partners

Intermediate Maturity California Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended November 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Intermediate Maturity California Municipals Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

II	Legg Mason Partners Intermediate Maturity California Municipals Fund

During the 12-month reporting period ended November 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended November 30, 2008, two-year Treasury yields fell from 3.04% to 1.00%. Over the same time frame, 10-year Treasury yields moved from 3.97% to 2.93%.

The municipal bond market underperformed its taxable bond counterpart over the 12 months ended November 30, 2008. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned -3.61% and 1.74%, respectively. Even though municipal securities typically hold up fairly well during periods of market volatility, the aforementioned flight to quality into Treasuries negatively impacted the tax-free bond market.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Legg Mason Partners Intermediate Maturity California Municipals Fund	III

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Intermediate Maturity California Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Intermediate Maturity California Municipals Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. The Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase or, if unrated, deemed to be of comparable credit quality by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. Although the Fund may invest in securities of any maturity, the Fund expects to maintain an average effective portfolio maturity of between three and 10 years. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the Fund’s fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.04% and 3.97%, respectively. Treasury yields moved lower — and their prices moved higher — toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November 2008 given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.00% and 2.93%, respectively.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	1

Fund overview continued

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues.

Q. How did we respond to these changing market conditions?

A. During the 12-month reporting period, two major themes played out. First, the municipal yield curveii steepened dramatically from a very flat to a more normal or, at various times, steep slope. Second, credit quality spreads significantly widened and deleveraging in the municipal market created an environment where demand for higher-quality tax-free securities increased. As a result of these developments, we extended the Fund’s durationiii and added some attractively valued lower-quality securities to the portfolio.

Performance review

For the 12 months ended November 30, 2008, Class A shares of Legg Mason Partners Intermediate Maturity California Municipals Fund, excluding sales charges, returned -2.89%. The Fund’s unmanaged benchmark, the Barclays Capital California Intermediate Municipal Bond Indexiv, returned 1.84% over the same time frame. The Fund’s former unmanaged benchmarks, the Barclays Capital Five-Year Municipal Bond Indexv and the Barclays Capital Seven-Year Municipal Bond Indexvi, returned 4.42% and 2.91%, respectively, for the same period. The Lipper California Intermediate Municipal Debt Funds Category Average1 returned -3.00% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of November 30, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Intermediate Maturity California Municipals Fund — Class A Shares	-4.88%	-2.89%
Barclays Capital California Intermediate Municipal Bond Index	-0.31%	1.84%
Barclays Capital Five-Year Municipal Bond Index	1.77%	4.42%
Barclays Capital Seven-Year Municipal Bond Index	0.59%	2.91%
Lipper California Intermediate Municipal Debt Funds Category Average[1]	-4.23%	-3.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned -5.17% and Class I shares returned -4.79% over the six months ended November 30, 2008. Excluding sales charges, Class C shares returned -3.51% and Class I shares returned -2.70% over the 12 months ended November 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended November 30, 2008 for Class A, C and I shares were 4.16%, 3.65% and 4.42%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, C and I shares would have been 4.06%, 3.55% and 4.32%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated March 20, 2008, the gross total operating expense ratios for Class A, Class C and Class I shares were 1.01%, 1.68% and 0.85%, respectively.

Q. What were the leading contributors to performance?

A. The Fund’s allocation to the Pre-refundedvii sector contributed to performance as this sector was the best performing in the municipal market during the reporting period. An underweight to the Housing sector also contributed to relative performance as spreads within this sector widened during the period. The Fund also benefited by having an overall shorter average duration than that of its benchmark. Finally, an underweight to the Tobacco and Airline2 sectors contributed to relative performance as these were among the weakest performing sectors in the municipal market during the fiscal year.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 43 funds for the six-month period and among the 42 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. The Fund’s allocation to the Health Care1 and Special Tax sectors detracted from results, as did our hedging strategy employing a short U.S. Treasury position. In addition, our yield curve positioning detracted from performance. In particular, our decision to increase the Fund’s allocation to securities with longer maturities was a drag on performance as the yield curve continued to steepen.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Intermediate Maturity California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 16, 2008

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in securities rated below investment grade, which carry more risk than higher-rated securities. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Barclays Capital (formerly Lehman Brothers) California Intermediate Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of 5 to 10 years.

[v]	The Barclays Capital (formerly Lehman Brothers) Five-Year Municipal Bond Index is a market value weighted index representative of the medium term (4 to 6 years) tax-exempt bond market.

vi

The Barclays Capital (formerly Lehman Brothers) Seven-Year Municipal Bond Index is a market value weighted index based on municipal bonds having an approximate maturity of 7 years. The debt includes general obligation, revenue and pre-refunded bonds.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

6	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2008 and held for the six months ended November 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(4.88)%	$1,000.00	$951.20	0.66%	$3.22
Class C	(5.17)	1,000.00	948.30	1.24	6.04
Class I	(4.79)	1,000.00	952.10	0.51	2.49

[1]	For the six months ended November 30, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.70	0.66%	$3.34
Class C	5.00	1,000.00	1,018.80	1.24	6.26
Class I	5.00	1,000.00	1,022.45	0.51	2.58

[1]	For the six months ended November 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 11/30/08	(2.89)%	(3.51)%	(2.70)%
Five Years Ended 11/30/08	1.89	1.24	2.12
Ten Years Ended 11/30/08	3.12	N/A	3.33
Inception* through 11/30/08	4.51	1.55	4.13

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 11/30/08	(5.07)%	(3.51)%	(2.70)%
Five Years Ended 11/30/08	1.42	1.24	2.12
Ten Years Ended 11/30/08	2.89	N/A	3.33
Inception* through 11/30/08	4.37	1.55	4.13

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (11/30/98 through 11/30/08)		35.92%
Class C (Inception date of 7/22/02 through 11/30/08)		10.26
Class I (11/30/98 through 11/30/08)		38.71

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are December 31, 1991, July 22, 2002 and September 8, 1995, respectively.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS INTERMEDIATE
MATURITY CALIFORNIA MUNICIPALS FUND VS. BARCLAYS CAPITAL CALIFORNIA INTERMEDIATE
MUNICIPAL BOND INDEX, BARCLAYS CAPITAL FIVE-YEAR MUNICIPAL BOND INDEX, BARCLAYS
CAPITAL SEVEN-YEAR MUNICIPAL BOND INDEX AND LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL
DEBT FUNDS CATEGORY AVERAGE† — November 1998 - November 2008

†

Hypothetical illustration of $10,000 invested in Class A of Legg Mason Partners Intermediate Maturity California Municipal Fund shares on November 30, 1998, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2008. The Barclays Capital (formerly Lehman Brothers) California Intermediate Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of 5 to 10 years. The Barclays Capital (formerly Lehman Brothers) Five-Year Municipal Bond Index is a market value weighted index representative of the medium term (4 to 6 years) tax-exempt bond market. The Barclays Capital (formerly Lehman Brothers) Seven-Year Municipal Bond Index is a market value weighted index based on municipal bonds having an approximate maturity of 7 years. The debt includes general obligation, revenue and pre-refunded bonds. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Intermediate Municipal Debt Funds Category Average is comprised of an average of the Fund’s peer group of mutual funds investing in intermediate maturity California tax-exempt bonds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡

Effective February 1, 2008, the Fund’s benchmark was changed from the Barclays Capital Five-Year Municipal Bond Index and the Barclays Capital Seven-Year Municipal Bond Index to the Barclays Capital California Intermediate Municipal Bond Index to better reflect the current composition of the Fund’s holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Schedule of investments

November 30, 2008

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 93.4%
	Education — 1.6%
$2,000,000	California MFA Revenue, Biola University, 5.625% due 10/1/23	$1,639,660
	Electric — 9.7%
500,000	California State Department Water Resources Power Supply Revenue, 5.500% due 5/1/12	535,030
	MSR Public Power Agency:
2,000,000	California San Juan Project Revenue, Refunding, MBIA, 5.000% due 7/1/15	2,056,360
3,000,000	San Juan Project Revenue, FSA, 5.000% due 7/1/22	2,793,420
2,000,000	Northern, CA, Power Agency Revenue, Hydroelectric, 5.000% due 7/1/24	1,861,640
3,000,000	Puerto Rico Electric Power Authority, Power Revenue, 5.375% due 7/1/22	2,707,500
	Total Electric	9,953,950
	Hospitals — 12.8%
	California Health Facilities Financing Authority Revenue:
4,500,000	Catholic Healthcare West, 5.125% due 7/1/22	4,130,595
1,500,000	Providence Health & Services System, 6.250% due 10/1/24	1,507,485
	California Statewide CDA Revenue:
2,000,000	Kaiser Permanente, 4.700% due 6/1/09(a)(b)	2,030,700
3,000,000	Lodi Memorial Hospital, 5.000% due 12/1/22	2,679,960
3,000,000	St. Joseph Health System, MBIA, 5.125% due 7/1/24(c)	2,752,770
	Total Hospitals	13,101,510
	Industrial Development — 4.2%
2,000,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/26	1,421,300
2,905,000	The California County Tobacco Securitization Agency, Asset-Backed, Alameda County, 4.750% due 6/1/12	2,828,250
	Total Industrial Development	4,249,550
	Leasing — 20.5%
3,000,000	Alameda County, CA, Joint Powers Authority Lease Revenue, FSA, 5.000% due 12/1/23	2,827,110
1,000,000	California State Public Works Board, Lease Revenue, Refunding, Various California State University Project, 5.450% due 9/1/14(c)	1,009,920
1,470,000	Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC, 5.125% due 8/1/13	1,514,820
	Los Angeles, CA:
5,000,000	Convention & Exhibit Center Authority Lease Revenue, 5.000% due 8/15/20	4,947,300
3,400,000	Municipal Improvement Corp. Lease Revenue, 5.000% due 9/1/21	3,226,940

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	11

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Leasing — 20.5% continued
$1,000,000	Modesto, CA, Irrigation District, COP, Capital Improvement, FSA, 5.250% due 7/1/15	$1,044,960
2,165,000	San Jose, CA, Financing Authority Lease Revenue, Civic Center Project, AMBAC, 5.250% due 6/1/14	2,290,072
	Solano County, CA, COP, Capital Improvement Program, AMBAC:
1,000,000	4.875% due 11/15/11	1,021,730
1,000,000	5.000% due 11/15/13	1,016,120
2,000,000	Virgin Islands Public Finance Authority Revenue, Senior Lien, 5.300% due 10/1/11	1,986,400
	Total Leasing	20,885,372
	Local General Obligation — 4.3%
	Tahoe Truckee, CA, GO, USD, Refunding, School Facilities Improvement, MBIA:
1,480,000	District Number 1, 5.000% due 8/1/14	1,593,043
1,180,000	District Number 2, 5.000% due 8/1/14	1,270,128
1,500,000	Visalia, CA, GO, USD, FGIC, 4.900% due 8/1/12	1,528,695
	Total Local General Obligation	4,391,866
	Other Revenue — 3.0%
	Ontario, CA, Redevelopment Financing Authority Revenue, Project Number 1 Centre City & Cimarron, MBIA:
1,935,000	5.250% due 8/1/15	1,987,303
1,060,000	5.250% due 8/1/16	1,081,826
	Total Other Revenue	3,069,129
	Pre-Refunded/Escrowed to Maturity — 11.7%
1,010,000	California State University Channel Islands Financing Authority Revenue, East Campus Community, MBIA, LOC-Citibank NA, 4.875% due 9/1/16(d)	1,087,982
1,000,000	Castaic Lake Water Agency California Revenue COP, Water System Improvement Project, AMBAC, 5.000% due 8/1/12(d)	1,036,890
650,000	Corona-Norco, CA, GO, USD, FGIC, 5.250% due 9/1/15(d)	706,667
3,000,000	Los Angeles, CA, GO, USD, Election of 1997, MBIA, 5.500% due 7/1/15(d)	3,348,630
3,000,000	Los Angeles County, CA, MTA Sales Tax Revenue, Property C, Second Senior Lien, FGIC, 5.000% due 7/1/17(d)	3,193,350
50,000	Montclair, CA, RDA, Residential Mortgage Revenue, FNMA-Collateralized, 7.750% due 10/1/11(e)	53,594
2,170,000	Morgan Hill, CA, GO, USD, FGIC, 5.250% due 8/1/16(d)	2,377,148
120,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13(c)(e)	136,187
	Total Pre-Refunded/Escrowed to Maturity	11,940,448

See Notes to Financial Statements.

12	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Resource Recovery — 1.0%
$1,000,000	California PCFA, Solid Waste Disposal Revenue, USA Waste Services Inc. Project, 4.000% due 6/1/10(a)(b)	$996,270
	Special Tax — 7.2%
3,675,000	Livermore, CA, RDA, Tax Allocation Revenue, Redevelopment Project Area, MBIA, 5.250% due 8/1/15	3,762,612
2,000,000	Oakland, CA, RDA, Subordinated, Tax Allocation Central District Redevelopment Project, FGIC, 5.500% due 9/1/14	2,126,340
1,375,000	San Diego, CA, RDA, Tax Allocation, Centre City Redevelopment Project, FSA, 5.250% due 9/1/15	1,442,856
	Total Special Tax	7,331,808
	State General Obligation — 4.0%
4,000,000	California State, GO, 5.500% due 8/1/21	4,047,520
	Transportation — 8.2%
3,500,000	Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, 5.500% due 5/15/19(c)(f)	3,286,745
5,000,000	San Francisco, CA, City & County Airports Commission, International Airport Revenue, 6.500% due 5/1/19(a)(f)	5,050,700
	Total Transportation	8,337,445
	Water & Sewer — 5.2%
3,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, 5.000% due 7/1/28	3,083,675
	Sunnyvale, CA, Solid Waste Revenue, Refunding, AMBAC:
1,520,000	5.500% due 10/1/13(f)	1,610,896
605,000	5.500% due 10/1/14(f)	609,277
	Total Water & Sewer	5,303,848
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $98,292,511)	95,248,376
SHORT-TERM INVESTMENTS — 5.3%
	Education — 2.5%
2,600,000	California EFA Revenue, Chapman University, LOC-Bank of America N.A., 0.700%, 12/1/08(g)	2,600,000
	Finance — 0.2%
200,000	California State Economic Recovery Bonds, SPA-Landesbank Baden-Wurttemberg, 0.650%, 12/1/08(g)	200,000
	General Obligation — 0.7%
700,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 0.800%, 12/1/08(g)	700,000
	Hospital — 0.5%
500,000	California Statewide Communities Development Authority Revenue, Children’s Hospital of Los Angeles, LOC-Bank of America N.A., 0.700%, 12/1/08(g)	500,000

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	13

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Industrial Development — 0.6%
$600,000	California Infrastructure & Economic Development Bank Revenue, Jewish Community Center, LOC-Bank of America N.A., 0.700%, 12/1/08(g)	$600,000
	Utilities — 0.7%
100,000	California PCFA, PCR, Pacific Gas & Electric, LOC-JPMorgan Chase, 0.500%, 12/1/08(g)	100,000
600,000	California State Department of Water Resources, Power Supply Revenue, Refunding, Subordinated, LOC-JPMorgan Chase & Societe Generale, 0.700%, 12/1/08(g)	600,000
	Total Utilities	700,000
	Water & Sewer — 0.1%
100,000	Sacramento County, CA, Sanitation District Financing Authority Revenue, LOC-Bank of America N.A., 0.700%, 12/1/08(g)	100,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,400,000)	5,400,000
	TOTAL INVESTMENTS — 98.7% (Cost — $103,692,511#)	100,648,376
	Other Assets in Excess of Liabilities — 1.3%	1,305,804
	TOTAL NET ASSETS — 100.0%	$101,954,180

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(b)	Maturity date shown represents the mandatory tender date.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $103,634,836.

Abbreviations used in this schedule:
AMBAC	—Ambac Assurance Corporation — Insured Bonds
CDA	—Community Development Authority
COP	—Certificate of Participation
EFA	—Educational Facilities Authority
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FNMA	—Federal National Mortgage Association
FSA	—Financial Security Assurance — Insured Bonds
GO	—General Obligation
LOC	—Letter of Credit
MBIA	—Municipal Bond Investors Assurance Corporation — Insured Bonds
MFA	—Municipal Finance Authority
MTA	—Metropolitan Transportation Authority
PCFA	—Pollution Control Finance Authority
PCR	—Pollution Control Revenue
RDA	—Redevelopment Agency
SPA	—Standby Bond Purchase Agreement — Insured Bonds
USD	—Unified School District

See Notes to Financial Statements.

14	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

RATINGS TABLE† (unaudited)
S&P/Moody’s‡
AAA/Aaa	18.2%
AA/Aa	42.5
A	23.8
BBB/Baa	10.1
A-1/VMIG1	5.4
100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary.

See pages 16 and 17 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	15

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

16	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	17

Statement of assets and liabilities

November 30, 2008

ASSETS:
Investments, at value (Cost — $103,692,511)	$100,648,376
Cash	71,972
Interest receivable	1,527,819
Receivable for Fund shares sold	194,836
Prepaid expenses	14,994
Total Assets	102,457,997
LIABILITIES:
Payable for Fund shares repurchased	229,219
Payable to broker — variation margin on open futures contracts	118,850
Investment management fee payable	33,888
Distribution fees payable	29,805
Distributions payable	26,069
Trustees’ fees payable	6,894
Accrued expenses	59,092
Total Liabilities	503,817
TOTAL NET ASSETS	$101,954,180
NET ASSETS:
Par value (Note 7)	$125
Paid-in capital in excess of par value	108,824,561
Undistributed net investment income	25,657
Accumulated net realized loss on investments and futures contracts	(3,733,814)
Net unrealized depreciation on investments and futures contracts	(3,162,349)
TOTAL NET ASSETS	$101,954,180
Shares Outstanding:
Class A	7,860,198
Class C	4,292,201
Class I	326,844
Net Asset Value:
Class A (and redemption price)	$8.17
Class C (and redemption price)	$8.16
Class I (and redemption price)	$8.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.36

See Notes to Financial Statements.

18	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Statement of operations

For the Year Ended November 30, 2008

INVESTMENT INCOME:
Interest	$3,733,294
EXPENSES:
Investment management fee (Note 3)	414,067
Distribution fees (Notes 3 and 5)	259,734
Shareholder reports (Note 5)	29,431
Audit and tax	22,144
Registration fees	18,811
Legal fees	18,336
Transfer agent fees (Note 5)	10,864
Insurance	4,789
Trustees’ fees	2,149
Custody fees	1,336
Miscellaneous expenses	9,305
Total Expenses	790,966
Less: Fee waivers and/or expense reimbursements (Notes 3 and 5)	(82,813)
Net Expenses	708,153
NET INVESTMENT INCOME	3,025,141
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 4):
Net Realized Loss From:
Investment transactions	(108,824)
Futures contracts	(1,762,059)
Net Realized Loss	(1,870,883)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(5,208,940)
Futures contracts	(118,214)
Change in Net Unrealized Appreciation/Depreciation	(5,327,154)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(7,198,037)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,172,896)

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED NOVEMBER 30,	2008	2007
OPERATIONS:
Net investment income	$3,025,141	$2,222,064
Net realized gain (loss)	(1,870,883)	557,409
Change in net unrealized appreciation/depreciation	(5,327,154)	(871,187)
Increase (Decrease) in Net Assets From Operations	(4,172,896)	1,908,286
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(3,015,757)	(2,212,036)
Decrease in Net Assets From Distributions to Shareholders	(3,015,757)	(2,212,036)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	67,804,714	8,407,520
Reinvestment of distributions	2,352,784	1,357,559
Cost of shares repurchased	(24,148,649)	(16,012,242)
Increase (Decrease) in Net Assets From Fund Share Transactions	46,008,849	(6,247,163)
INCREASE (DECREASE) IN NET ASSETS	38,820,196	(6,550,913)
NET ASSETS:
Beginning of year	63,133,984	69,684,897
End of year*	$101,954,180	$63,133,984
* Includes undistributed net investment income of:	$25,657	$1,350

See Notes to Financial Statements.

20	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.74	$8.77	$8.69	$8.79	$8.92
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.33	0.31	0.33	0.31	0.31
Net realized and unrealized gain (loss)	(0.57)	(0.03)	0.08	(0.10)	(0.13)
Total income (loss) from operations	(0.24)	0.28	0.41	0.21	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.31)	(0.33)	(0.31)	(0.31)
Total distributions	(0.33)	(0.31)	(0.33)	(0.31)	(0.31)
NET ASSET VALUE, END OF YEAR	$8.17	$8.74	$8.77	$8.69	$8.79
Total return[2]	(2.89)%	3.25%	4.76%	2.45%	2.04%
NET ASSETS, END OF YEAR (000s)	$64,248	$52,632	$56,859	$59,830	$66,083
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.80%	1.01%[3]	0.84%	0.81%	0.80%
Net expenses[4,5]	0.70	0.91 [3,6]	0.74	0.71	0.70
Net investment income	3.81	3.57	3.75	3.56	3.50
PORTFOLIO TURNOVER RATE	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.73	$8.76	$8.68	$8.78	$8.90
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28	0.25	0.27	0.25	0.25
Net realized and unrealized gain (loss)	(0.58)	(0.03)	0.07	(0.10)	(0.12)
Total income (loss) from operations	(0.30)	0.22	0.34	0.15	0.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.25)	(0.26)	(0.25)	(0.25)
Total distributions	(0.27)	(0.25)	(0.26)	(0.25)	(0.25)
NET ASSET VALUE, END OF YEAR	$8.16	$8.73	$8.76	$8.68	$8.78
Total return[2]	(3.51)%	2.56%	4.02%	1.75%	1.52%
NET ASSETS, END OF YEAR (000s)	$35,026	$9,914	$12,395	$16,050	$18,242
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.38%	1.68%[3]	1.55%	1.50%	1.42%
Net expenses[4,5]	1.28	1.58 [3,6]	1.43	1.40	1.32
Net investment income	3.24	2.90	3.05	2.86	2.88
PORTFOLIO TURNOVER RATE	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

22	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.77	$8.80	$8.72	$8.82	$8.93
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.35	0.32	0.34	0.33	0.31
Net realized and unrealized gain (loss)	(0.58)	(0.02)	0.08	(0.10)	(0.10)
Total income (loss) from operations	(0.23)	0.30	0.42	0.23	0.21
LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.33)	(0.34)	(0.33)	(0.32)
Total distributions	(0.34)	(0.33)	(0.34)	(0.33)	(0.32)
NET ASSET VALUE, END OF YEAR	$8.20	$8.77	$8.80	$8.72	$8.82
Total return[2]	(2.70)%	3.44%	4.94%	2.62%	2.45%
NET ASSETS, END OF YEAR (000s)	$2,680	$588	$431	$410	$400
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.62%	0.85%[3]	0.67%	0.62%	0.63%
Net expenses[4,5]	0.52	0.75 [3,6]	0.57	0.52	0.53
Net investment income	4.05	3.72	3.93	3.76	3.63
PORTFOLIO TURNOVER RATE	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Intermediate Maturity California Municipals Fund (the “Fund”) is a separate non-diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique or for purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

24	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$14,923	$(14,923)

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	25

Notes to financial statements continued

2. Investment valuation

Effective December 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$100,648,376	—	$100,648,376	—
Other Financial Instruments*	(118,214)	$(118,214)	—	—
Total	$100,530,162	$(118,214)	$100,648,376	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

26	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

LMPFA has voluntarily agreed to waive management fees in the amount of 0.10% of the average daily net assets of the Fund. This fee waiver is voluntary and may be terminated at any time.

During the year ended November 30, 2008, LMPFA waived a portion of its fee in the amount of $82,813.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2008, LMIS and its affiliates received sales charges of approximately $8,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

Class A
CDSCs	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2008, the Fund had accrued $4,566 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	27

Notes to financial statements continued

4. Investments

During the year ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,017,453
Sales	18,404,720

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,463,494
Gross unrealized depreciation	(4,449,954)
Net unrealized depreciation	$(2,986,460)

At November 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	212	3/09	$25,527,161	$25,645,375	$(118,214)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$87,815	$7,284	$21,508
Class C	171,919	3,488	7,513
Class I	—	92	410
Total	$259,734	$10,864	$29,431

For the year ended November 30, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$58,655
Class C	22,809
Class I	1,349
Total	$82,813

28	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

6. Distributions to shareholders by class

	YEAR ENDED NOVEMBER 30, 2008	YEAR ENDED NOVEMBER 30, 2007
Net Investment Income:
Class A	$2,222,847	$1,879,265
Class C	738,507	314,574
Class I	54,403	18,197
Total	$3,015,757	$2,212,036

7. Shares of beneficial interest

At November 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED NOVEMBER 30, 2008		YEAR ENDED NOVEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,526,046	$30,486,779	832,521	$7,250,179
Shares issued on reinvestment	190,690	1,634,336	127,369	1,108,349
Shares repurchased	(1,877,820)	(15,988,268)	(1,419,634)	(12,345,981)
Net increase (decrease)	1,838,916	$16,132,847	(459,744)	$(3,987,453)
Class C
Shares sold	4,030,138	$35,076,764	116,868	$1,016,966
Shares issued on reinvestment	78,231	665,974	26,599	231,050
Shares repurchased	(952,285)	(8,118,929)	(421,844)	(3,665,886)
Net increase (decrease)	3,156,084	$27,623,809	(278,377)	$(2,417,870)
Class I
Shares sold	258,347	$2,241,171	16,096	$140,375
Shares issued on reinvestment	6,141	52,474	2,081	18,160
Shares repurchased	(4,725)	(41,452)	(43)	(375)
Net increase	259,763	$2,252,193	18,134	$158,160

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS C	CLASS I
Daily 12/31/2008	$0.028573	$0.024312	$0.029960

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	29

Notes to financial statements continued

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2008	2007
Distributions Paid From:
Tax-exempt income	$2,995,743	$2,212,036
Ordinary income	20,014	—
Total distributions paid	$3,015,757	$2,212,036

As of November 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$45,911
Capital loss carryforward*	(1,362,905)
Other book/tax temporary differences(a)	(2,448,838)
Unrealized appreciation/(depreciation)(b)	(3,104,674)
Total accumulated earnings/(losses) — net	$(6,870,506)

*	During the taxable year ended November 30, 2008, the Fund utilized $557,717 of its capital loss carryover available from prior years. As of November 30, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
11/30/2011	$(43,139)
11/30/2012	(1,319,766)
$(1,362,905)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as

30	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	31

Notes to financial statements continued

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the

32	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	33

Notes to financial statements continued

by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

34	Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Intermediate Maturity California Municipals Fund, a series of Legg Mason Partners Income Trust, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Intermediate Maturity California Municipals Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2009

Legg Mason Partners Intermediate Maturity California Municipals Fund 2008 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Intermediate Maturity California Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

36	Legg Mason Partners Intermediate Maturity California Municipals Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

Legg Mason Partners Intermediate Maturity California Municipals Fund	37

Board approval of management and subadvisory agreements (unaudited) continued

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board

38	Legg Mason Partners Intermediate Maturity California Municipals Fund

also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as California intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Actual Management Fee is below or at the median of the Expense Group. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the Management Fee.

The Board determined that the management fee structure for the Fund was reasonable.

Legg Mason Partners Intermediate Maturity California Municipals Fund	39

Board approval of management and subadvisory agreements (unaudited) continued

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

40	Legg Mason Partners Intermediate Maturity California Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Intermediate Maturity California Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Intermediate Maturity California Municipals Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

42	Legg Mason Partners Intermediate Maturity California Municipals Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Intermediate Maturity California Municipals Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

44	Legg Mason Partners Intermediate Maturity California Municipals Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	148
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Intermediate Maturity California Municipals Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

46	Legg Mason Partners Intermediate Maturity California Municipals Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Intermediate Maturity California Municipals Fund	47

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from December 2007 through October 2008 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 93.46% of the net investment income distribution paid in November 2008 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

6.54% of the net investment income distribution paid in November 2008 represents Qualified Net Interest Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

48	Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Intermediate Maturity California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason Partners Intermediate Maturity California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0310 1/09 SR09-732

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2007 and November 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,800 in 2007 and $55,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,300 in 2007 and $7,900 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 4, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: February 4, 2009